Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of September 21, 2012 (this “Amendment”), to the Credit Agreement, dated as of November 15, 2010 (as amended from time to time, the “Credit Agreement”), among UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders, Majority Facility Lenders with respect to the Tranche A-1 Term Facility, each of the 2016 Revolving Lenders, each of the Tranche A-3 Lenders and each of the Tranche A-2 Term Lenders are willing to consent to the requested amendments as set forth herein;

WHEREAS, the Borrower and each party to this Amendment designated as a “2016 Revolving Lender” on its signature page hereto (each a “2016 Revolving Lender”) wish to extend the Revolving Commitments of such 2016 Revolving Lenders on the terms set forth herein, including providing that the maturity date of such extended Revolving Commitments shall be extended as set forth herein and on Exhibit A hereto.

WHEREAS, the Borrower and each party to this Amendment designated as a “Tranche A-3 Lender” on its signature page hereto (each a “Tranche A-3 Lender”) wish to extend the Tranche A Term Loans of such Tranche A-3 Lenders on the terms set forth herein, including providing that the maturity date of such extended Tranche A Term Loans shall be extended as set forth herein and on Exhibit A hereto.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

2. Amendments to the Credit Agreement. As of the Second Amendment Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein:

(a) the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto (as amended, the “Amended Credit Agreement”);

(b) Schedule 1.1A to the Credit Agreement is hereby amended to be in the form of Exhibit B attached hereto; and

(c) the Credit Agreement is hereby amended by adding Exhibits I-1, I-2 and I-3 to the Credit Agreement in the form of Exhibit C attached hereto.

3. Tranche A-2 Term Lenders. Each Tranche A-2 Term Lender as set forth on Schedule 1.1A to the Amended Credit Agreement hereby agrees, on the terms and conditions set forth herein and in the Amended Credit Agreement, to make a Tranche A-2 Term Loan to the Borrower on the Second Amendment Effective Date in accordance with Section 2.1(c) of the Amended Credit Agreement. Each Tranche A-2 Term Lender shall, effective on the Second Amendment Effective Date, become a party to the Amended Credit Agreement as a “Tranche A-2 Term Lender”. Each Tranche A-2 Term Lender shall, effective on the Second Amendment Effective Date, have the rights and obligations of a “Tranche A-2 Term Lender” under the Amended Credit Agreement and the other Loan Documents.

4. Revolving Commitment Maturity Date Extension. Each 2016 Revolving Lender agrees (i) to convert 100% of its existing Original Revolving Commitment (as defined in Exhibit A hereto) and any Original Revolving Loans (as defined in Exhibit A hereto) outstanding thereunder into a 2016 Revolving Commitment and 2016 Revolving Loans, respectively, (ii) that as of the Second Amendment Effective Date the amount of its 2016 Revolving Commitment shall be as set forth in Exhibit B hereto under the heading “2016 Revolving Commitment” as of the Second Amendment Effective Date, (iii) the Original Revolving Loans of each Original Revolving Lender (as defined in Exhibit A hereto) that is not a 2016 Revolving Lender shall remain outstanding and be reclassified as 2015 Revolving Loans on the same terms as in existence prior to the Second Amendment Effective Date (other than those terms that are amended pursuant to Section 2 hereunder) and (iv) that as of the Second Amendment Effective Date the amounts of the 2015 Revolving Loans shall be set forth in Exhibit B hereto under the heading “2015 Revolving Loan”.

Subject to compliance with the Post Second Amendment Extension Conditions (as defined below), notwithstanding anything herein to the contrary, each 2015 Revolving Lender may elect (any such election, a “Post Second Amendment Revolving Extension Election”) by notice to the Administrative Agent (in the form of Exhibit D hereto) on or prior to the third Business Day prior to the Post Second Amendment Extension Effective Date (as defined below) to convert 100% of its 2015 Revolving Commitments and any 2015 Revolving Loans outstanding into a 2016 Revolving Commitment and 2016 Revolving Loans, respectively, on the Post Second Amendment Extension Effective Date and on the same terms and conditions as the 2016 Revolving Lenders converting their Original Revolving Commitments and any Original Revolving Loans on the Second Amendment Effective Date. On and after the Post Second Amendment Extension Effective Date, (i) the amount of 2016 Revolving Commitments shall automatically be increased by the amount of 2015 Revolving Commitments and any 2015 Revolving Loans converted into 2016 Revolving Commitments and 2016 Revolving Loans and (ii) the amount of 2015 Revolving Commitments shall automatically be reduced in the same amount.

For the purposes of this Amendment, (a) the term “Post Second Amendment Extension Effective Date” shall mean the 30th day after the Second Amendment Effective Date and (b) the term “Post Second Amendment Extension Conditions” shall mean, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents being true and correct in all material respects on and as of the Post Second Amendment Extension Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects), (ii) no Default or Event of Default has occurred and is continuing on the Post Second Amendment Extension Effective Date or after giving effect to the transactions on the Post Second Amendment Extension Effective Date, (iii) the Lender(s) providing any Post Second Amendment Extension Election (as defined below) shall have received as of the Post Second Amendment Extension

Effective Date, the Extension Fee (as defined below) as if such Lender had extended its Commitments and/or Loans on the Second Amendment Effective Date, (iv) the Borrower consenting to each Post Second Amendment Extension Election (it being understood and agreed that the Borrower may not consent to some, but not all, of the Post Second Amendment Extension Elections) and (v) in the case of any Post Second Amendment Revolving Extension Election only, unless otherwise agreed by the Administrative Agent, on the Post Second Amendment Extension Effective Date, the Borrower shall borrow 2016 Revolving Loans from each Lender making such Post Second Amendment Revolving Extension Election by reference to the amount of each Type of Loan (and, in the case of Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (x) each such Type or Eurodollar Tranche then outstanding had been borrowed or effected on the Post Second Amendment Extension Effective Date and (y) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately increased. The Eurodollar Base Rate applicable to any Eurodollar Loan borrowed pursuant to clause (v) of the preceding sentence shall equal the Eurodollar Base Rate then applicable to the Eurodollar Loans of the other Lenders in the same Eurodollar Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender).

5. Tranche A Maturity Date Extension. Each Tranche A-3 Term Lender agrees (i) to convert 100% of its existing Tranche A Term Loans outstanding thereunder into a Tranche A-3 Term Loan, (ii) that as of the Second Amendment Effective Date the amount of its Tranche A-3 Term Loans shall be as set forth in Exhibit B hereto under the heading “Tranche A-3 Term Loans” as of the Second Amendment Effective Date, (iii) the Tranche A Term Loans of each Lender that is not a Tranche A-3 Term Lender shall remain outstanding and be reclassified as Tranche A-1 Term Loans on the same terms as in existence prior to the Second Amendment Effective Date (other than those terms that are amended pursuant to Section 2 hereunder) and (iv) that as of the Second Amendment Effective Date the amounts of the Tranche A-1 Term Loans shall be set forth in Exhibit B hereto under the heading “Tranche A-1 Term Loans”.

Subject to compliance with the Post Second Amendment Extension Conditions, notwithstanding anything herein to the contrary, each Tranche A-1 Term Lender may elect (any such election, a “Post Second Amendment Tranche A Extension Election” and together with any Post Second Amendment Revolving Extension Election, a “Post Second Amendment Extension Election”) by notice to the Administrative Agent (in the form of Exhibit D hereto) on or prior to the third Business Day prior to the Post Second Amendment Extension Effective Date to convert 100% of its Tranche A-1 Term Loans into Tranche A-3 Term Loans on the Post Second Amendment Extension Effective Date and on the same terms and conditions as the Tranche A-3 Term Lenders converting their Tranche A Term Loans on the Second Amendment Effective Date. On and after the Post Second Amendment Extension Effective Date, (i) the amount of Tranche A-3 Term Loans shall automatically be increased by the amount of Tranche A-1 Term Loans converted into Tranche A-3 Term Loans and (ii) the amount of Tranche A-1 Term Loans shall automatically be reduced in the same amount.

6. Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Required Lenders, each of the 2016 Revolving Lenders and the Tranche A-3 Term Lenders listed on Exhibit B hereto, Majority Facility Lenders with respect to the Tranche A-1 Term Facility, each Tranche A-2 Term Lender and the Administrative Agent;

(ii) the legal opinion of (A) the Borrower’s general counsel, or other counsel reasonably acceptable to the Administrative Agent and (B) Fulbright & Jaworski LLP, counsel to the Borrower and its Subsidiaries; and

(iii) the fee letter in connection with the Second Amendment executed by the Borrower and the Administrative Agent.

(b) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or after giving effect to the amendments contemplated herein and the extensions of credit requested to be made on the Second Amendment Effective Date.

(d) All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Second Amendment Effective Date.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of all Indebtedness in connection herewith on the Second Amendment Effective Date, are Solvent.

(g) The Administrative Agent shall have received, at least 5 days prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, previously requested by the Administrative Agent.

(h) Borrower shall cause to be delivered to the Administrative Agent a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination (together with notices about special flood hazard area status and flood disaster assistance relating thereto, duly executed by the Borrower and the applicable Mortgagor, if applicable) with respect to each Mortgaged Property. If any portion of a building on any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then Borrower shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in amounts and otherwise reasonably acceptable to the Administrative Agent and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

(i) The Borrower shall have received a corporate rating and/or family rating from Moody’s and S&P and the Tranche A-2 Term Loans shall have received a credit rating from Moody’s and S&P, in each case after giving effect to the incurrence of all Indebtedness in connection therewith and herewith on the Second Amendment Effective Date.

7. Fees and Expenses. The Borrower hereby covenants and agrees to pay (i) to the Administrative Agent for the account of each Lender that consents to this Amendment on or prior to 5:00 p.m. (New York time), on September 19, 2012, an amendment fee in Dollars equal to 0.05% of such Lender’s Commitments (excluding the Tranche A-2 Term Commitments) on the Second Amendment Effective Date , (ii) an extension fee (the “Extension Fee”) in an amount equal to 0.075% of the sum of the aggregate amount of the 2016 Revolving Commitment and Tranche A-3 Term Loans of such Lender, if any and (iii) all invoiced fees and accrued expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of legal counsel.

8. Post-Second Amendment Effective Date Matters. (a) Within 90 days after the Second Amendment Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) with respect to each Mortgage encumbering a Mortgaged Property, the Administrative Agent shall have received, to the extent requested by the Administrative Agent (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations on the Second Amendment Effective Date encumbers such Mortgaged Property and to further grant, preserve, protect and perfect the validity and priority of the security interest thereby created and perfected, (y) other than with respect to any Mortgage which covers real property located in the state of Texas or Florida, a date-down endorsement or re-issued policy with respect to each policy of title insurance insuring the interest of the mortgagee with respect to each such Mortgage and (z) with respect to any Mortgage which covers real property in the state of Texas or Florida, (A) an opinion of local counsel in the state of Texas or Florida, as applicable, as to the recordability of the applicable Mortgage Amendment and enforceability of the applicable Mortgage, as modified, and such other matters as may be reasonably requested and (B) lien searches with respect to such Mortgages, each of the foregoing being in all respects reasonably acceptable to the Administrative Agent. The Borrower shall pay all costs of recording the Mortgage Amendments, the costs of local counsel, the costs of all title searches, all mortgage recording taxes, all lien searches and all premiums for date down endorsements and re-issued title insurance policies.

(b) With respect to any new Subsidiary created or acquired in connection with the 2012 Acquisition, the Borrower shall comply with the requirements of Section 6.10(a), (c) and (d) of the Credit Agreement, as applicable, within 30 days after the consummation of the 2012 Acquisition (or such later date as the Administrative Agent in its sole discretion may permit); and

(c) With respect to any fee interest in any real property acquired in connection with the 2012 Acquisition, the Borrower shall comply with the requirements of Section 6.10(b) of the Credit Agreement, as applicable, within 60 days after the consummation of the 2012 Acquisition (or such later date as the Administrative Agent in its sole discretion may permit).

9. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such

Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the Second Amendment Effective Date. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 9. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.

10. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

11. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

15. Notice. As contemplated by Section 4.15 of the Credit Agreement, the Borrower hereby notifies the Administrative Agent that the name of The Pines Residential Treatment Center, Inc. has been changed to Harbor Point Behavioral Health Center, Inc. (which notification shall be deemed to satisfy in all respects the notification requirement in Section 4.4 of the Collateral Agreement).

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.[1]

By:	/s/ Steve Filton
Name: Steve Filton
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Tranche A-2 Term Lender, a Revolving Lender and as Swingline Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[1]	All Loan Parties to sign Amendment.